                                                                    EXHIBIT 31.4

                                  CERTIFICATION

I, Ronald E. Stanley, certify that:

     1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of US Airways Group, Inc.; and

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


/s/ Ronald E. Stanley
-------------------------------------
Name: Ronald E. Stanley
Title: Chief Financial Officer
Date: August 10, 2005


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